UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Derby St., Bld. 27

Hingham, MA 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information contained below with respect to the New PIOs and the Wainwright PIOs in Item 3.02 is hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On October 6, 2025, the holder (the “Holder”) of 1,324,488 series H preferred investment options (the “Existing POIs”) of Microbot Medical Inc., a Delaware corporation (the “Company”), pursuant to that previously-disclosed inducement agreement with the Company dated September 14, 2025 (the “Letter Agreement”), exercised the Existing PIOs for 1,324,488 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an exercise price of $2.10 per share, and the Holder received 1,324,488 new series J preferred investment options pursuant to the terms of the Letter Agreement (the “New PIOs”). This is the third and last exercise of the remaining preferred investment options subject to the Letter Agreement to be exercised in one or more closings on or before October 15, 2025 (the “Third Closing”).

The Company issued the New PIOs, and 66,224 preferred investment options (the “Wainwright PIOs”) to H.C. Wainwright & Co., LLC (“Wainwright”) pursuant to the Company’s May 29, 2024 engagement letter with Wainwright, as amended, pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) thereof. Neither the issuance of the New PIOs, Wainwright PIOs nor the share underlying the New PIOs and Wainwright PIOs have been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. The description of the New PIOs and Wainwright PIOs under Item 1.01 of the Company’s Form 8-K filed with the Securities and Exchange Commission on September 16, 2025 is incorporated by reference herein.

The resale of the shares of the Common Stock issuable upon exercise of the Existing PIOs are registered pursuant to the post-effective amendment on Form S-3 to registration statement on Form S-1 (File No. 333-284688) declared effective by the SEC on April 2, 2025.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 8.01. Other Events.

On October 7, 2025, the Company issued a press release announcing the Third Closing. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Series J Preferred Investment Option(1)
4.2	Form of Wainwright PIO(1)
10.1	Form of Letter Agreement(1)
99.1	Press release dated October 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 16, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: October 7, 2025